UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K
   ____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 27, 2005 (Date of earliest event reported)

WEBEX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30849	77-0548319
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3979 Freedom Circle
Santa Clara, California 95054
(Address of principal executive offices)

Telephone: (408) 435-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02.   Results of Operations and Financial Condition

On October 27, 2005, WebEx Communications, Inc. (“WebEx”) issued a press release announcing its financial results for its third quarter ended September 30, 2005.   The full text of WebEx's press release is furnished herewith as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated October 27, 2005, announcing financial results for the third quarter ended September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBEX COMMUNICATIONS, INC

Date: October 27, 2005	By:	/s/ Subrah S. Iyar
Name: Subrah S. Iyar
Title: Chief Executive Officer

            EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated October 27, 2005, announcing financial results for the third quarter ended September 30, 2005.